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                                                                    Exhibit 10.6

                       AMENDMENT TO EMPLOYMENT AGREEMENT


     This AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and
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entered into as of January 22, 2001 by and among Navigant International, Inc., a
Delaware corporation (the "Company"), and C. Thomas Nulty ("Employee").

                                 RECITAL
                                 -------

     WHEREAS the Company and the Employee are parties to an Employment Agreement, dated as of May 17, 1999 (the "Agreement"), which the parties now desire to amend as set forth herein.

                                 AGREEMENT
                                 ---------

     NOW THEREFORE, in consideration of the mutual promises herein made and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and Employee hereby agree as follows:

     Section 1.  Amendments.
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          (a) Employment; Term.  Section 1 of the Agreement is deleted, and
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     replaced with a new Section 1 reading as follows:

          The Company hereby employs Employee to perform the duties described herein, and Employee hereby accepts employment with the Company, for a term beginning on May 17, 1999 and continuing until this Agreement is terminated as provided herein (the "Term").

          (b) Termination; Rights on Termination.  Section 6 of the Agreement is
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     amended by deleting the introductory phrase of that section, and replacing it with the following:

          This Agreement may be terminated in any of the following ways:


     Section 2.  Effect.  Except as specifically amended by this Amendment, the
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Agreement will remain in full force and effect.  All references to the
"Agreement" in the Agreement will hereafter be deemed to refer to the Agreement as amended hereby.

     Section 3.  Miscellaneous.
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          (a) Definitions.  Capitalized terms used and not defined herein have
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     the meanings given to such terms in the Agreement.

          (b) Counterparts.  This Amendment may be executed in one or more
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     counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
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          (c) Governing Law.  This Amendment will be governed by the Governing
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     Law provision contained in the Agreement.


     IN WITNESS WHEREOF, the Assignor, the Assignee and Employee have executed this Amendment as of the date first above written.

THE COMPANY                                    EMPLOYEE

NAVIGANT INTERNATIONAL, INC.


By:
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Chief Executive Officer                        C. Thomas Nulty